UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 26, 2015

(Date of Report)

May 14, 2015

(Date of earliest event reported)

International Paper Company

(Exact name of registrant as specified in its charter)

Commission File Number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 26, 2015, International Paper Company (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of April 12, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as trustee (together with the Supplemental Indenture, the “Indenture”). Pursuant to the Indenture, the Company issued and sold $700,000,000 aggregate principal amount of 3.800% Notes due 2026, $600,000,000 aggregate principal amount of 5.000% Notes due 2035 and $700,000,000 aggregate principal amount of 5.150% Notes due 2046 (collectively, the “Notes”). The Notes were sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-202334, which became effective upon filing with the Securities and Exchange Commission on February 27, 2015. The closing of the sale of the Notes occurred on May 26, 2015. The Supplemental Indenture with respect to the Notes (including the form of Notes) is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the issuance and sale of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated May 14, 2015, by and among the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Mizuho Securities USA Inc., as representatives of the underwriters named in Schedule A thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes, is filed as Exhibit 5.1 hereto.

On May 14, 2015, the Company commenced an offer to purchase for cash (the “Tender Offer”) up to an aggregate principal amount of $750 million (subject to increase) of our outstanding 7.500% notes due 2021, 7.950% notes due 2018, 9.375% notes due 2019 and 4.750% notes due 2022 and the outstanding 6.625% notes due 2018 of Temple-Inland, Inc., a wholly-owned subsidiary of the Company, which notes are guaranteed by the Company (collectively, the “Tender Notes”). We intend to fund the purchase of the Tender Notes in the Tender Offer with a portion of the net proceeds from the offering of the Notes. The closing of the sale of the Notes satisfied the financing condition in the Tender Offer.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated May 14, 2015, by and among the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Mizuho Securities USA Inc., as representatives of the underwriters named in Schedule A thereto.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of May 26, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ Sharon R. Ryan
	Name:	Sharon R. Ryan
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 26, 2015

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated May 14, 2015, by and among the Company and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Mizuho Securities USA Inc., as representatives of the underwriters named in Schedule A thereto.

Exhibit 4.1	Supplemental Indenture (including the form of Notes), dated as of May 26, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

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